UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

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ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

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Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana  70170
(Address of principal executive offices) (Zip Code)

(504) 569-1875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On November 13, 2008, Energy Partners, Ltd. (the “Company”) adopted amendments to certain of its plans and agreements designed to bring those documents into compliance with the new requirements relating to nonqualified deferred compensation set forth in Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended.  The First Amendment to Amended and Restated 2000 Long Term Stock Incentive Plan, Third Amendment to Change of Control Severance Plan, First Amendment to 2006 Long Term Stock Incentive Plan, First Amendment to Amended and Restated 2000 Stock Incentive Plan for Non-Employee Directors, First Amendment to Stock and Deferral Plan for Non-Employee Directors, and Amendment to Restricted Share Unit Agreements and Cash-Settled Restricted Share Unit Agreements are each attached hereto as Exhibits 10.1 through 10.6, respectively, and each is incorporated by reference herein.

On November 12, 2008, the Board of Directors of the Company also extended the termination date of the Change of Control Severance Agreements with Messrs. Bachmann, Peper, Leary and Longon from March 28, 2009 to March 28, 2010.  The Form of Third Amendment to Change of Control Severance Agreement giving effect to that extension and bringing those agreements into compliance with the new requirements relating to nonqualified deferred compensation set forth in Section 409A is attached hereto as Exhibit 10.7 and is incorporated by reference herein.

On November 12, 2008, the Company also amended the definition of “Good Reason” in the Letter Agreement, dated as of November 29, 2007, with Thomas DeBrock, the Company’s Senior Vice President of Exploration (the “Letter Agreement”), in order to conform the definition of “Good Reason” in the Letter Agreement to the definition of “Good Reason” in the Company’s other benefit plans.  The Amended Letter Agreement with Thomas DeBrock is attached hereto as Exhibit 10.8 and is incorporated by reference herein.

Item 9.01.                                Financial Statements and Exhibits.

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
10.1	First Amendment to Amended and Restated 2000 Long Term Stock Incentive Plan

10.2	Third Amendment to Change of Control Severance Plan

10.3	First Amendment to 2006 Long Term Stock Incentive Plan

10.4	First Amendment to Amended and Restated 2000 Stock Incentive Plan for Non-Employee Directors

10.5	First Amendment to Stock and Deferral Plan for Non-Employee Directors
10.6	Amendment to Restricted Share Unit Agreements and Cash-Settled Restricted Share Unit Agreements

10.7	Form of Third Amendment to Change of Control Severance Agreement

10.8	Amended Letter Agreement with Thomas DeBrock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2008
ENERGY PARTNERS, LTD. By: /s/ John H. Peper John H. Peper Executive Vice President, General Counsel and Corporate Secretary